Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 14, 2013 is entered into by and among Alkermes, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania (the “Borrower”), Alkermes plc, a company incorporated under the laws of the Republic of Ireland (“Holdings”), Alkermes Pharma Ireland Limited, a private limited company organized under the laws of the Republic of Ireland (“Intermediate Holdco”) and each of the Guarantors listed on the signature pages hereto, Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and the undersigned lenders (the “Term Lenders”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)       The Borrower, Holdings, Intermediate Holdco, the Guarantors party thereto, the Administrative Agent and Collateral Agent, Morgan Stanley Senior Funding, Inc., Citigroup Global Markets, Inc. and JPMorgan Chase Bank, N.A., as co-syndication agents and the financial institutions from time to time party thereto as term lenders entered into that certain Amended and Restated Credit Agreement, initially dated as of September 16, 2011 and amended and restated on September 25, 2012 (the “Credit Agreement”);

(2)       The Borrower, Holdings, the other Loan Parties party thereto, the undersigned Term Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.   Amendments to Credit Agreement.

The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a)  Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“ABR Floor”: with respect to 2019 Term Loans, 1.75% and with respect to 2016 Term Loans, 1%.

Alkermes — Amendment & Restatement

“LIBOR Floor”: with respect to 2019 Term Loans, 0.75% and with respect to 2016 Term Loans, 0%.

“Second Amendment”: that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of February 14, 2013, among Borrower, Holdings, Intermediate Holdco, the Guarantors party thereto, the Administrative Agent and certain Term Lenders party thereto.

“Second Amendment Effective Date”: the date on which all of the conditions contained in Section 3 of the Second Amendment have been satisfied or waived by the Administrative Agent.

(b) The definition of “Applicable Margin” appearing in Section 1.1 of the Credit

Agreement is hereby amended by:

(i)  deleting “3.00” and “2.00%” appearing in clause (a) thereof and substituting in lieu therefor “2.75%” and “1.75%” respectively; and

(ii) deleting “3.50%” and 2.50%” appearing in clause (b) thereof and substituting in lieu therefor “2.75%” and “1.75%” respectively.

(c)  The definition of “ABR” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting “2.0%” appearing in clause (d) thereof and substituting in lieu therefor “the ABR Floor”.

(d) The definition of “LIBOR Rate” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting “1.00% (the “LIBOR Floor”)” appearing in clause (a) thereof and substituting in lieu therefor “the LIBOR Floor”.

(e)  Section 3.2(f) of the Credit Agreement is hereby amended by deleting the phrase “the first anniversary of the Restatement Effective Date” appearing therein and substituting in lieu therefor the phrase “the date that occurs six months following the Second Amendment Effective Date.”

SECTION 2.   Reference to and Effect on the Loan Documents.

(a)  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the First-Lien Credit Agreement,” “the Amended and Restated Credit Agreement,” “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

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(c)  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d) Each of the Guarantors and Holdings hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the Effective Date (as defined below), each reference in the Loan Documents to “the Credit Agreement”, “the First-Lien Credit Agreement,” “the Amended and Restated Credit Agreement,” “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

SECTION 3.   Conditions of Effectiveness.     This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions shall have been satisfied (or waived):

(a)       Executed Counterparts of Amendment.   The Administrative Agent shall have received from (i) the existing Term Lenders under the Credit Agreement constituting Required Lenders, (ii) the Administrative Agent, (iii) the Loan Parties party hereto, and (iv) any Increasing Lenders (defined below) whose aggregate commitment exceeds the aggregate commitment of such Increasing Lenders (if any) immediately prior to the Effective Date by an amount equal to the aggregate commitment of Non-Consenting Lenders with respect to this Amendment, executed counterparts of this Amendment or written evidence reasonably satisfactory to the Administrative Agent that such party has executed this Amendment on, or prior to, 12:00 p.m., New York City time on February 12, 2013 (the “Consent Deadline”);

(b)       Expenses; Fees.  The Borrower and its Subsidiaries shall have paid all fees due and payable on the Effective Date.  The Administrative Agent shall have received all reasonable and documented out-of-pocket costs and expenses, invoices for which have been submitted prior to the Effective Date, required to be paid (including without limitation reasonable fees and disbursements of counsel) under the Credit Agreement on or prior to the Effective Date;

(c)       No Default.  As of the Effective Date, no event shall have occurred and be continuing that would constitute a Default or Event of Default under the Credit Agreement;

(d)       Representations and Warranties. Each of the representations and warranties made by any Loan Party in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (or in all respects where qualified by materiality or Material Adverse Effect) on and as of the Effective Date as if made on and as of such date (except (i) to the extent made as of a specific date, in which case such representation and warranty shall be true and

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correct in all material respects (or in all respects where qualified by materiality or Material Adverse Effect) on and as of such specific date and (ii) in the case of the representations and warranties made pursuant to Sections 4.15, 4.19 and 4.24 of the Credit Agreement (including in connection with the representations and warranties made pursuant to Section 4.1 of the Guarantee and Collateral Agreement) and Sections 4.5, 4.7, 4.10, 4.11 and 4.12 of the Guarantee and Collateral Agreement, such representations and warranties shall be true and correct in all material respects (or in all respects where qualified by materiality or Material Adverse Effect) on and as of the Restatement Effective Date.

(e)       Call Protection. The Borrower shall have paid to the Administrative Agent for the ratable account of the Lenders (prior to giving effect to this Amendment) an amount equal to the prepayment premium required to be paid by the Borrower pursuant to Section 3.2(f) of the Credit Agreement (prior to giving effect to this Amendment).

SECTION 4.                            Increasing Lenders. If any Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 3.13 and Section 10.1 of the Credit Agreement, such Non-Consenting Lender shall be replaced and its commitments and/or obligations purchased and assumed by either a new lender (a “New Lender”) or an existing Lender which is willing to increase its Term Loans as set forth on such Lender’s signature page hereto (an “Existing Lender” and, together with any New Lender, the “Increasing Lenders”) upon execution of this Amendment (which will also be deemed to be the execution of an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto).

SECTION 5.                            Costs and Expenses. The Borrower agrees that all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of Shearman & Sterling LLP, counsel for the Administrative Agent), are expenses that the Borrower are required to pay or reimburse pursuant to Section 10.5 of the Credit Agreement.

SECTION 6.                            Miscellaneous.

(a)  Execution in Counterpart. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(c)  Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

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(d) Waiver & Modification.  No provision of this Amendment may be modified, altered or otherwise amended, except by an instrument in writing executed by each of the parties hereto.

(e)  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f)  WAIVER OF RIGHT OF TRIAL BY JURY.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

BORROWER:

ALKERMES, INC., as Borrower

By:	/s/ Michael J. Landine
Name: Michael J. Landine
Title: Senior Vice President,
Corporate Development

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February 2013 Amendment

GIVEN under the common seal of
ALKERMES PLC
and DELIVERED as a DEED

/s/ Shane Cooke
President

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February 2013 Amendment

GUARANTORS:

ALKERMES US HOLDINGS, INC., as a Guarantor

By:	/s/ Michael J. Landine
Name: Michael J. Landine
Title: President

EAGLE HOLDINGS USA, INC., as a Guarantor

By:	/s/ Michael J. Landine
Name: Michael J. Landine
Title: President

ALKERMES GAINESVILLE LLC, as a Guarantor

By:	/s/ Michael J. Landine
Name: Michael J. Landine
Title: Manager

ALKERMES CONTROLLED THERAPEUTICS, INC., as a Guarantor

By:	/s/ Michael J. Landine
Name: Michael J. Landine
Title: Vice President

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February 2013 Amendment

GIVEN under the common seal of
ALKERMES PHARMA IRELAND LIMITED
and DELIVERED as a DEED

/s/ Shane Cooke
Director

/s/ Tom Riordan
Assistant Secretary

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February 2013 Amendment

GIVEN under the common seal of
ALKERMES FINANCE IRELAND LIMITED
and DELIVERED as a DEED

/s/ Shane Cooke
Director

/s/ Tom Riordan
Assistant Secretary

Alkermes

February 2013 Amendment

GIVEN under the common seal of
ALKERMES FINANCE IRELAND (N0 2) LIMITED
and DELIVERED as a DEED

/s/ Shane Cooke
Director

/s/ Tom Riordan
Assistant Secretary

Alkermes

February 2013 Amendment

GIVEN under the common seal of
ALKERMES SCIENCE ONE LIMITED
and DELIVERED as a DEED

/s/ Shane Cooke
Director

/s/ Tom Riordan
Assistant Secretary

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February 2013 Amendment

ALKERMES FINANCE S.a.r.l

By:	/s/ Thomas Riordan

Title:	class B manager

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February 2013 Amendment

MORGAN STANLEY SENIOR
FUNDING, INC.,
as Administrative Agent and Collateral
Agent and a Lender

By:	/s/ Nathan Speicher
Name: Nathan Speicher
Title: Authorized Signatory

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February 2013 Amendment

Lender Signature Pages on File with the

Administrative Agent

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February 2013 Amendment